COMMON STOCK PURCHASE AGREEMENT


     THIS COMMON STOCK PURCHASE AGREEMENT (this "Agreement"), made this 2nd day of October, 2006, between Proguard Acquisition Corp., a Florida corporation (the "Seller") and Corrections Systems International, Inc. (the "Purchaser").

W I T N E S S E T H:

     WHEREAS, as contemplated by this Agreement, the Purchaser is to purchase from the Seller, and the Seller is to sell to the Purchaser, shares of the common stock of Proguard Protection Services, Inc., $0.01 par value (the "Common Stock"), as more specifically provided herein;

     NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

ARTICLE I
PURCHASE AND SALE OF SHARES

     1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Seller will sell to the Purchaser, and the Purchaser will purchase from the Seller, at the Closing (as hereinafter defined), one hundred (100) shares of Common Stock of Proguard Protection Services, Inc. at two thousand five hundred dollars ($2,500) per share. The shares of Common Stock to be purchased by the Purchaser and sold by the Seller at the Closing are referred to in this Agreement as the "Common Shares." In consideration for the Common Shares, the Purchaser will deliver to the Seller cash in the amount of $250,000.

     1.2 Closing. The closing of the sale and purchase of the Common Shares hereunder (the "Closing"), will be held at the offices of the Seller on October 2, 2006 or at such other time, date and place as agreed to by the parties.

     1.3 Delivery and Payment. At the Closing, the Seller will deliver to the Purchaser a certificate representing the Common Shares, which certificate shall be registered in the name of Purchaser, against payment by the Purchaser to the Seller of the aggregate purchase price therefor. Notwithstanding the foregoing, the Seller may accomplish the transfer of shares to Purchaser by book entry, in which event a cross receipt shall be executed by the parties. The Seller will pay all stamp and other transfer taxes, if any, which may be payable in respect of the sale and delivery of the Common Shares.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE SELLER

     The Seller represents and warrants to the Purchaser as follows:

     2.1 Corporate Existence and Authority. The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; (ii) has all requisite corporate



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power to execute, deliver and perform this  Agreement; and (iii) has taken all necessary corporation action to authorize the execution, delivery and performance of this Agreement.

     2.2 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with or constitute a default under (i) the Seller's certificate of incorporation or by-laws, (ii) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (iii) any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

     2.3 Validity. This Agreement has been duly executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

     2.4 The Common Shares. The Common Shares have been duly authorized and are validly issued and constitute fully-paid and non-assessable shares of Common Stock, $0.01 par value, of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any shares of Common Stock. The Seller will convey to the Purchaser, on the date of Closing, good and valid title to the Common Shares free and clear of any liens, claims, security interests and encumbrances.

     2.5 Litigation. There are no actions, suits, proceedings or arbitrations or investigations pending, or to the Seller's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Common Shares).


ARTICLE III
REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

     The Purchaser hereby represents and warrants to the Seller as follows:

     3.1 Authority; Validity. The Purchaser has full power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby.




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ARTICLE IV
RESTRICTIONS ON DISPOSITION OF THE COMMON SHARES

     4.1 Restricted Securities. The Purchaser acknowledges that the Purchaser is acquiring the Common Shares pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Common Shares acquired by the Purchaser pursuant to this Agreement are being acquired for investment without any intention of making a distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Common Shares.

     4.2 Legend. Until such time as the Common Shares are registered pursuant to the provisions of the 1933 Act, any certificate or certificates representing the Common Shares delivered pursuant to
Section 1.3, will bear a legend in substantially the following form:

     "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

     The Seller may place stop transfer orders against the registration or transfer of any shares evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.

ARTICLE V
CONDITIONS TO CLOSING

     5.1 Conditions to Obligations of the Purchaser. The obligation of the Purchaser to purchase the Common Shares is subject to the satisfaction of the following conditions on the date of Closing:

          (a) The representations and warranties of the Seller set forth in Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Purchaser shall have been furnished with a certificate, dated the date of Closing, to such effect, signed by an authorized officer of the Seller; and

          (b) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.



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     5.2 Conditions to Obligations of the Seller.  The obligation of the Seller to issue, sell and deliver the Common Shares to the Purchaser is subject to the satisfaction of the following conditions on the date of Closing:

          (a) The representations and warranties of the Purchaser set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Seller shall have been furnished with a certificate dated the date of Closing, to such effect, signed by an authorized office of the Trustee; and

          (b) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.


ARTICLE VI
MISCELLANEOUS

     6.1 Expenses. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in connection with the authorization, preparation, execution and performance of this Agreement.

     6.2 Survival of Seller's Representations and Warranties. All representations and warranties made by the Seller to the Purchaser in this Agreement shall survive the Closing.

     6.3 Notices. All notices, requests or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, as follows:

          (a) To the Seller:

Frank R. Bauer
President
Proguard Acquisition Corp.
3040 East Commercial Boulevard
Fort Lauderdale, Florida 33308


          (b) To the Purchaser:

Norman H. Becker
President
Correction Systems International, Inc.
3040 East Commercial Boulevard
Fort Lauderdale, Florida 33308


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Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

     6.4 Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights of specific performance.

     6.5 Successors and Assigns; Integration; Assignability. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof;
(b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder; and (c) shall not be assignable by operation of law or otherwise.

     6.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the state of Florida.

     6.7 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all action and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     6.8 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

     6.9 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.




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     IN WITNESS WHEREOF, the undersigned have duly executed this
Agreement on the date and year first above written.


SELLER:

Proguard Acquisition Corp.


By: /s/Frank R. Bauer
    -------------------------------------
    Frank R. Bauer, President

BUYER:

Corrections Systems International, Inc.

By: /s/Norman H. Becker
    -------------------------------------
    Norman H. Becker, President